ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
March 20, 2012

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization and Dividend Policy

- **Market Capitalization and Additional Paid-In Capital**
  - Closing price per share $6.65.
  - 177,633,889 shares of common stock outstanding (NYSE: "ARR")(1).
  - Market capitalization of $ 1.18 billion.
  - Additional paid-in capital(2) estimate: $1.24 billion.

- **Dividend Policy and Taxable REIT Income**
  - ARMOUR pays dividends monthly.
  - Dividends are declared based on estimates of future taxable REIT income.
  - The Q2 2012 monthly dividend rate is $0.10 per share.
  - Note that record dates have changed.

2012 Dividend Record Date and Payment Schedule(3)

	Record Date	Payment Date		Record Date	Payment Date
January	15th	30th	July	16th	30th
February	15th	28th	August	15th	30th
March	15th	29th	September	14th	27th
April	16th	27th	October	15th	30th
May	15th	30th	November	15th	29th
June	15th	28th	December	14th	28th

(1) ARR also has 32,500,000 warrants outstanding (NYSE/AMEX: ARR/WS) with a conversion price of $11.00 that expire on November 7, 2013.
(2) Additional paid-in capital is equal to historic book value.
(3) The New York Stock Exchange recently issued a notice requiring that record dates not be set on a Saturday, Sunday, or Exchange holiday.

Information as of 3/19/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Targets, Strategy, Governance and Fee Structure

Balance Sheet Targets

- ASSETS ARMOUR invests in Agency mortgage securities.
- DURATION Net balance sheet weighted average duration target of 1.5 or less.
- HEDGING Hedge a minimum of 40% of fixed rate assets & funding rate risk.
- LIQUIDITY Hold 40% of unlevered equity in cash between prepayment periods.
- LEVERAGE Debt to equity target of 9.0x vs. additional paid-in capital.

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure and other characteristics – to select better performing assets.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

Fee Structure

- Accretive fee structure: effective fee declines as equity increases.
- Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity.
- Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity.

ARMOUR Balance Sheet Highlights

Agency Mortgage Portfolio (billions)	$11.71	939 Separate CUSIPS
Net REPO Borrowings (billions)	$11.05	8.95x debt to additional paid-in capital ratio
Derivatives[(1)] (billions)	$5.57	47.8% of non-true ARMs hedged
		50.4% of REPO borrowing hedged
Gross Asset Duration	3.47	
Net Balance Sheet Duration	1.08	
Liquidity Total (millions)	$577.8	46.8% of additional paid-in capital
True Cash	$212.5	17.2% of additional paid-in capital
Unlevered Securities	$246.8	20.0% of additional paid-in capital
Short term Agency P&I receivables[(2)]	$118.5	9.6% of additional paid-in capital

Portfolio value is based on independent third-party pricing. Portfolio and liability information are as of 3/19/2012. Derivative information is as of 3/20/2012. Portfolio information includes all forward settling trades.

(1) Derivatives consist of interest rate swaps and Eurodollar futures.
(2) Receivables consist of $110.3 million due on 3/26/2012 and $8.2 million due on 4/16/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency Securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan Analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR Agency Asset Class Composition

ARMOUR Portfolio	Current Value (millions)	Percentage of Total Portfolio	Weighted Average Net/Gross Coupon
ARMs & Hybrids	$ 2,643.1	22.6%	3.72/4.16
Fixed Rates	$ 9,062.1	77.4%	3.64/4.06
Total	**$11,705.1**	**100.0%**	**3.66/4.08**

Agency Type	Current Value (millions)	Percentage of Total Portfolio
Fannie Mae	$ 7,579.3	64.8%
Freddie Mac	$ 3,733.6	31.9%
Ginnie Mae	$ 392.2	3.4%
Total	**$11,705.1**	**100.0%**

Information as of 3/19/2012. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR ARM, Hybrid and Fixed Rate Security Composition

ARM & Hybrid Securities Months to Reset		Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18		$ 51.9	2.0%	4.04/4.57	10
19-36		$ 261.7	9.9%	4.37/4.83	30
37-48		$ 348.5	13.2%	3.57/4.04	41
49-60		$ 226.8	8.6%	3.75/4.15	54
61-84		$ 891.9	33.7%	3.52/3.96	70
85-120		$ 862.1	32.6%	3.76/4.19	110
	Total	**$ 2,643.1**	**100.0%**	**3.72/4.16**	**73**

Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ 41.0	0.5%	3.63/3.99
Fixed Rates Maturing Beween 121 and 180 Months	$ 2,351.9	26.0%	3.64/4.00
Fixed Rates Maturing Beween 181 and 240 Months	$ 6,669.1	73.6%	3.64/4.08
Total	**$ 9,062.1**	**100.0%**	**3.64/4.06**

Information as of 3/19/2012. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$ 2,643.1	104.0%	105.1%	3.72/4.16	0.28
Fixed Rates Maturing in 120 Months or Less	$ 41.0	102.7%	104.9%	3.63/3.99	2.54
Fixed Rates Maturing Beween 121 and 180 Months	$ 2,351.9	104.4%	104.8%	3.64/4.00	3.09
Fixed Rates Maturing Beween 181 and 240 Months	$ 6,669.1	104.9%	103.8%	3.64/4.08	4.87
Total or Weighted Average	**$ 11,705.1**	**104.6%**	**104.3%**	**3.66/4.08**	**3.47**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 11,705.1	3.47
Derivatives [(1)]	$ 5,571.0	-3.93
Net Balance Sheet Duration		**1.08**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third-party sources.

If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Portfolio information as of 3/19/2012. Derivative information as of 3/20/2012. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Derivatives Detail

Derivative Type [1]	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swap	0-12 Months	9	$ 20.0	0.53
Interest Rate Swap	13-24 Months	22	$ 290.0	1.09
Interest Rate Swap	25-36 Months	35	$ 305.0	1.59
Interest Rate Swap	37-48 Months	45	$ 2,300.0	0.93
Interest Rate Swap	49-60 Months	55	$ 2,525.0	1.20
Eurodollar Futures	0-43 Months	24	$ 131.0	1.82
Total or Weighted Average		**47**	**$ 5,571.0**	**1.12**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Active swap counterparties include:
Citibank, N.A., Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 3/20/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")

Monthly Portfolio Constant Prepayment Rate



25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
9.1
9.7
12.5
15.0
19.3
19.9
18.8
14.3
9.9
9.9
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
June-11
July-11
August-11
September-11
October-11
November-11
December-11
January-12
February-12
March-12

March 2012 Agency Asset Class CPR



20
18
16
14
12
10
8
6
4
2
0
18.0
16.9
11.9
3.6
9.9
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

REPO Counter-Party[1]	Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1 Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 778.3	7.0%	27	36
2 Mitsubishi UFJ Securities (USA), Inc.	$ 734.6	6.6%	22	28
3 Deutsche Bank Securities Inc.	$ 670.1	6.1%	26	58
4 J.P. Morgan Securities LLC	$ 630.8	5.7%	25	28
5 Wells Fargo Bank, N.A.	$ 622.9	5.6%	21	25
6 ICBC Financial Services LLC	$ 620.4	5.6%	23	32
7 RBS Securities Inc.	$ 600.5	5.4%	21	28
8 Goldman, Sachs & Co.	$ 523.7	4.7%	24	30
9 BNP Paribas Securities Corp.	$ 496.6	4.5%	23	24
10 South Street Securities LLC	$ 495.6	4.5%	22	28
11 Gleacher & Company Securities, Inc.	$ 483.7	4.4%	23	28
12 Pierpont Securities LLC	$ 464.2	4.2%	45	57
13 Citigroup Global Markets Inc.	$ 416.1	3.8%	25	28
14 CRT Capital Group LLC	$ 400.8	3.6%	25	28
15 UBS Securities LLC	$ 399.2	3.6%	21	28
16 The Bank of Nova Scotia	$ 389.3	3.5%	34	57
17 Barclays Capital Inc.	$ 386.9	3.5%	23	31
18 Cantor Fitzgerald & Co. Inc.	$ 363.5	3.3%	17	29
19 ING Financial Markets LLC	$ 360.2	3.3%	20	28
20 Credit Suisse Securities (USA) LLC	$ 315.8	2.9%	28	29
21 Daiwa Securities America Inc.	$ 283.5	2.6%	26	28
22 Guggenheim Securities, LLC	$ 260.8	2.4%	23	63
23 Mizuho Securities USA Inc.	$ 214.4	1.9%	23	24
24 Nomura Securities International, Inc.	$ 102.3	0.9%	21	21
25 The Princeridge Group LLC	$ 36.9	0.3%	22	22
Total or Weighted Average	**$ 11,051.1**	**100.0%**	**25**	

Weighted Average Haircut	**4.80%**
Weighted Average Repo Rate	**0.34%**

Debt to Equity Ratio[2]	**8.95**

(1) ARMOUR has signed MRA's with 30 counterparties.
(2) Equity is defined as additional paid-in capital.

Information as of 3/19/2012.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340